UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

ALION SCIENCE AND TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard

Suite 1300

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 918-4480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of December 20, 2012, The Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust (the “ESOP Trust”), the sole record shareholder of Alion Science and Technology Corporation (“Alion”), approved by unanimous written consent, upon the recommendation of Alion’s Board of Directors, the adoption of the Fourth Amended and Restated Certificate of Incorporation of Alion (the “Fourth Amended and Restated Certificate of Incorporation”). All 6,721,404 shares of Alion’s common stock issued and outstanding were voted in favor of approving the adoption of the Fourth Amended and Restated Certificate of Incorporation. The Fourth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 21, 2012.

A copy of the Fourth Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Alion Science and Technology Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012	ALION SCIENCE AND TECHNOLOGY CORPORATION

	By:	/s/ Thomas E. McCabe
		Name:	Thomas E. McCabe
		Title:	General Counsel

EXHIBIT INDEX

No.	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Alion Science and Technology Corporation